Updating Summary Prospectus for Existing Investors
May 1, 2025
Great-West Smart Track® Advisor Variable Annuity An individual flexible premium variable annuity	Issued by Empower Life & Annuity Insurance Company of New York Variable Annuity‑2 Series Account P.O. Box 1854 Birmingham, Alabama 35201‑1854 Telephone: 1‑877‑723‑8723
This Updating Summary Prospectus describes the Great-West Smart Track® Advisor Variable Annuity (the “Contract”) — an individual flexible premium variable annuity contract. You should read this Updating Summary Prospectus carefully, particularly the section titled Important Information You Should Consider About the Contract.
The Contract is designed for investors who desire to accumulate capital on a tax deferred basis for retirement or other long term investment purposes, is not a short-term investment, and is not appropriate for an investor who needs ready access to cash. The Contract is a complex investment and involves risks, including potential loss of principal. Withdrawals could result in taxes and tax penalties.
Empower Life & Annuity Insurance Company of New York’s obligations under the Contract are subject to its financial strength and claims-paying ability.
The Prospectus for the Smart Track Advisor Variable Annuity Contract contains more information about the Contract, including its features, benefits, and risks. You can find the prospectus and other information about the Contract online at www.protective.com/productprospectus. You can also obtain this information at no cost by calling 1(800) 838-0650 or by sending an email request to prospectus@protective.com.
Additional information about certain investment products, including variable annuities, has been prepared by the Securities and Exchange Commission’s staff and is available at Investor.gov.

APPENDIX: INVESTMENT OPTIONS AVAILABLE UNDER THE CONTRACT	12

SPECIAL TERMS
“We”, “us”, “our”, “Empower”, and “Company”  Refer to Empower Life & Annuity Insurance Company of New York. “You”, “your” and “Owner” refer to the person(s) who has been issued a Contract.
Annuitant (Joint Annuitant) The person named in the application upon whose life the payout of an annuity is based and who will receive annuity payouts. The Annuitant will be the Owner unless otherwise indicated in the application. Joint Annuitants may be named in the application or any time before the Annuity Commencement Date, and must be one another’s Spouse as of the Effective Date. If you select a Joint Annuitant, Annuitant means the older Joint Annuitant or the sole surviving Joint Annuitant. If you name a Contingent Annuitant, the Annuitant will be considered the Primary Annuitant. If an IRA custodian or trustee owns the Contract, the Underlying IRA Holder must be the Annuitant and if there are two Annuitants, the Joint Annuitant must be the Underlying IRA Holder’s Spouse and the designated beneficiary of the custodial or trusteed account. If a Grantor Trust owns the Contract, the Grantor will be the Annuitant unless otherwise indicated in the application. If a Non-Grantor Trust owns the Contract, the grantor will be the Annuitant unless otherwise indicated in the application. If a Non-Grantor Trust owns the Contract, no Contingent Annuitant may be named and the Annuitant will be considered the Primary Annuitant.
Annuity Account An account we establish in your name that reflects all account activity under your Contract in both the Investment Strategy and the Income Strategy.
Annuity Account Value The sum of the value of each Sub-Account you have selected in both the Investment Strategy and Income Strategy. The Annuity Account Value is credited with a return based upon the investment experience of the Sub-Account(s) selected by you and will increase and decrease accordingly.
Annuity Commencement Date The date annuity payouts begin, which is either the Payout Election Date or the Annuitant’s 99th birthday if no Payout Election Date has been established. You may change the Annuity Commencement Date if annuity payouts have not already begun. Upon death of the Owner, the Beneficiary may change the Annuity Commencement Date only if the Beneficiary is the Owner’s surviving Spouse and elects to continue the Contract. The Annuity Commencement Date must occur no later than the Annuitant’s 99th birthday.
Beneficial Owner For a Contract held as a Non-Qualified Stretch Annuity, the natural person who is the designated Beneficiary of any Death Benefit proceeds as a result of the death of the Owner. The Beneficial Owner may not be a non-natural entity such as a Grantor Trust or Non-Grantor Trust.
Beneficiary The person(s) designated by the Owner to receive any Death Benefit under the terms of the Contract. If the surviving Spouse of an Owner is the surviving Joint Owner, the surviving Spouse will be deemed to be the Beneficiary upon such Owner’s death and may take the Death Benefit or elect to continue this Contract in force. If a Non-Grantor Trust owns the Contract, the Owner will at all times be the Beneficiary.
Benefit Base For purposes of the GLWB Riders, the amount that is multiplied by the Guaranteed Annual Withdrawal Percentage to calculate the Guaranteed Annual Withdrawal. The Benefit Base increases dollar-for-dollar upon any GLWB Rider Contribution and is reduced proportionately for any Excess Withdrawal. The Benefit Base can also increase with positive Covered Fund performance on the Ratchet Date and may also be adjusted on the Ratchet Date. The Benefit Base may not exceed $5 million. Any Covered Fund Value over $5 million will be considered excess Covered Fund Value and will not be used to calculate Guaranteed Annual Withdrawals.
Business Day Any day, and during the hours, on which the New York Stock Exchange is open for trading. If a date falls on a non-Business Day, the following Business Day will be used unless otherwise stated in the Prospectus.
Code The Internal Revenue Code of 1986, as amended, and all related laws and regulations which are currently in effect.
Consultant One or more investment managers or financial advisors designated by an Owner to provide advisory services to an Owner. Consultants may be registered as investment adviser representatives.
Contingent Annuitant The person you may name in the application who becomes the Annuitant when the Primary Annuitant dies. The Contingent Annuitant must be designated before the death of the Primary Annuitant and at least 30 days prior to the Annuity Commencement Date. If a Non-Grantor Trust owns the Contract, no Contingent Annuitant may be named.
Contract Year Contract Years begin on the Effective Date and renew on each anniversary of the Effective Date.
Contributions Amounts of money you invest or deposit into your Annuity Account.
Covered Fund(s) Interests in Sub-Accounts approved by Empower for the Income Strategy.
Covered Fund Value The aggregate value of each Covered Fund.

Covered Person(s) For purposes of a GLWB Rider, the natural person(s) whose age determines the Guaranteed Annual Withdrawal Percentage and on whose life the Guaranteed Annual Withdrawal Amount will be based. If there are two Covered Persons, the Joint Guaranteed Annual Withdrawal Percentage will be based on the age of the younger life and the Installments can continue until the death of the second life. If a natural person owns the Contract, the Owner of the Contract must be a Covered Person. If a Grantor Trust owns the Contract, the Grantor(s) must be the sole Covered Person(s). A Joint Covered Person, when permitted, must be the Owner’s Spouse and (i) a Joint Owner; or (ii) the 100% primary Beneficiary under the Contract. If an IRA custodian or trustee owns the Contract, the Underlying IRA Holder must be a Covered Person and if there are two Covered Persons, the Joint Covered Person must be the Underlying IRA Holder’s Spouse and the designated beneficiary of the custodial or trusteed account. If a Non-Grantor Trust owns the Contract, the Covered Person, if any, must be the Annuitant.
Death Benefit The amount payable to the Beneficiary when the Owner or the Annuitant dies. Death Benefit Option 1 provides for the return of Annuity Account Value; Death Benefit Option 2 (also called the Guaranteed Minimum Death Benefit) provides for the return of the greater of Annuity Account Value or the sum of Contributions less the proportionate impact of withdrawals, distributions, and Premium Tax, if any. See “Death Benefit” below for more details.
Distributions Amounts paid from a Covered Fund, including but not limited to partial and systematic withdrawals.
Distribution Credit The amount by which the GAW% is increased for Rider Contributions aged 5 years or more prior to starting the GAW Phase under the Great-West Secure Income Max GLWB Rider. The Distribution Credit is set forth in a Rate Sheet Supplement to this Prospectus. The applicable Rate Sheet Supplement and Distribution Credit are based on the date you signed the application to purchase the Contract. For the Distribution Credit applicable to you, please see the Appendix entitled “Guaranteed Annual Withdrawal Percentages and Credits” at the end of this Prospectus.
Effective Date The date on which the first Contribution is credited to your Annuity Account. Contract Years, anniversaries, and quarters are measured from the Effective Date.
Excess Withdrawal An amount of either a Distribution or Transfer from the Covered Fund(s) during the GLWB Accumulation Phase or any amount combined with all other such amounts that exceed the annual GAW during the GAW Phase. Excess Withdrawals reduce your Benefit Base. The Guarantee Benefit Fee, the M&E Charge, and up to 1.5% of Covered Fund Value to pay for Consultant fees shall not be treated as a Distribution or Excess Withdrawal for this purpose. Deductions from the Covered Fund(s) in the Income Strategy to pay Consultant fees up to 1.5% annually of the Covered Fund Value will not be considered an Excess Withdrawal; deductions for that purpose will be considered an Excess Withdrawal to the extent they exceed 1.5% annually of the Covered Fund Value, and would reduce the Death Benefit as well as your Benefit Base and GAWs under a GLWB Rider.
FFF Portfolios Investment Strategy Portfolios, the Sub-Accounts of which may be accessed with payment of an additional asset-based fee called the Fund Facilitation Fee.
Fund Facilitation Fee An amount deducted at the end of each valuation period from Sub-Account assets, if any, invested in certain Investment Strategy Portfolios called the FFF Portfolios. The Fund Facilitation Fee may also be referred to as a platform charge. The Fund Facilitation Fee will be reflected in the Accumulation Unit values of the Sub-Accounts invested in the FFF Portfolios you select. See “Fund Facilitation Fee” below for more information.
GLWB Accumulation Phase The period of time between the GLWB Rider Election Date and the Initial Installment Date.
GLWB Riders The Guaranteed Lifetime Withdrawal Benefit (GLWB) Riders that are issued to Owners and which specify the benefits, rights, privileges, and obligations of the Owner and Empower in the Income Strategy, as modified by the Rate Sheet Supplement applicable on the date you signed the application to purchase the Contract. A GLWB Rider is initiated by allocating Contributions to an Income Strategy Covered Fund. One or more GLWB Riders may not be available through all financial intermediaries. All GLWB Riders available at the time you purchase your Contract will remain available for you to elect for the duration of your Contract. You may only elect one GLWB Rider. All guarantees are subject to the claims paying ability of Empower.
GLWB Rider Contributions Owner-directed amounts received and allocated to the Owner’s Covered Fund(s) in the Income Strategy, including but not limited to Transfers from other assets in the Contract. If this Contract is a Qualified Annuity Contract, GLWB Rider Contributions may also include rollovers as defined under Section 402(c), 403(b)(8), 408(d)(3) and 457(e)(16) of the Code. Reinvested dividends, capital gains, and settlements arising from the Covered Fund(s) will not be considered GLWB Rider Contributions for the purpose of calculating the Benefit Base but will affect the Covered Fund Value. Once you have elected a GLWB Rider by making a GLWB Rider Contribution, you are not able to make Contributions to any other GLWB Rider. If we refuse to accept additional Contributions, you will retain all other rights under the GLWB Rider, including the right to make Transfers from the Investment Strategy to the Income Strategy.

GLWB Rider Election Date The Business Day on which the Owner or Spouse Beneficiary elects the GLWB option in a GLWB Rider by allocating GLWB Rider Contributions to a Covered Fund(s). The GLWB Rider Election Date will be the date upon which the Initial Benefit Base is calculated and before the Owner attains the age of 86 years old.
GLWB Settlement Phase The period when the Covered Fund Value has reduced to zero, but the Benefit Base is still positive and during which Installments will continue to be paid.
Grantor The natural person who is treated under Sections 671 through 679 of the Code as owning the assets of a Grantor Trust. Generally, the Grantor is the creator of the trust relationship and is responsible for any tax liability on trust assets. All Grantors must be natural persons.
Grantor Trust A trust, the assets of which are treated under Sections 671 through 679 of the Code as being owned by the Grantor(s). We allow a Grantor Trust to be an Owner only if it either has a single Grantor who is a natural person, or two Grantors who are one another’s Spouse as of the Effective Date. Generally, if a trust is a Grantor Trust, the Grantor is treated as the owner of the trust assets, the trust is disregarded as a separate tax entity, and all income is taxed to the Grantor. If a Grantor Trust owns the Contract, the Grantor will be the Annuitant unless otherwise indicated in the application.
Great-West Secure Income Foundation GLWB Rider Provided all conditions are met, the Great-West Secure Income Foundation GLWB Rider provides an annual withdrawal amount that is guaranteed for the lifetime of the Covered Person(s) according to a fixed schedule that varies the GAW% with the age of the Covered Person(s). The GAW% and Joint GAW% are set forth in a Rate Sheet Supplement applicable on the date you signed the application to purchase the Contract. For the GAW% and Joint GAW% applicable to you, please see the Appendix entitled “Guaranteed Annual Withdrawal Percentages and Credits” at the end of this Prospectus.
Great-West Secure Income Max GLWB Rider Provided all conditions are met, the Great-West Secure Income Max GLWB Rider provides an annual withdrawal amount that is guaranteed for the lifetime of the Covered Person(s) according to a fixed schedule that varies the GAW% with the age of the Covered Person(s). A higher GAW% may be available for Rider Contributions aged 5 years or more prior to starting the GAW Phase. The GAW%, Joint GAW% and Distribution Credit are set forth in a Rate Sheet Supplement applicable on the date you signed the application to purchase the Contract. For the GAW%, Joint GAW% and Distribution Credit applicable to you, please see the Appendix entitled “Guaranteed Annual Withdrawal Percentages and Credits” at the end of this Prospectus.
Great-West Secure Income Plus GLWB Rider Provided all conditions are met, the Great-West Secure Income Plus GLWB Rider provides an annual withdrawal amount that is guaranteed for the lifetime of the Covered Person(s) according to a fixed schedule that varies the GAW% with the age of the Covered Person(s). Prior to starting Guaranteed Annual Withdrawals, the Benefit Base increases by a guaranteed minimum amount each Contract Year up to a maximum of 10 Contract Years. The GAW%, Joint GAW% and Accumulation Credit are set forth in a Rate Sheet Supplement applicable on the date you signed the application to purchase the Contract. For the GAW%, Joint GAW% and Accumulation Credit applicable to you, please see the Appendix entitled “Guaranteed Annual Withdrawal Percentages and Credits” at the end of this Prospectus.
Guarantee Benefit Fee The fee associated with the Income Strategy and GLWB Riders. The Guarantee Benefit Fee may be referred to as the GLWB Rider Fee.
Guaranteed Annual Withdrawal (GAW) For purposes of a GLWB Rider, the annualized withdrawal amount that we guarantee for the lifetime of the Covered Person(s).
Guaranteed Annual Withdrawal Percentage (GAW%) The percentage of the Benefit Base that determines the amount of the GAW. The GAW% is set forth in a Rate Sheet Supplement to this Prospectus. The applicable Rate Sheet Supplement and GAW% are based on the date you signed the application to purchase the Contract. For the GAW% applicable to you, please see the Appendix entitled “Guaranteed Annual Withdrawal Percentages and Credits” at the end of this Prospectus.
Guaranteed Lifetime Withdrawal Benefit (GLWB) A payment option offered by a GLWB Rider that pays Installments during the life of the Covered Person(s). The Covered Person(s) can receive periodic payments in either monthly, quarterly, semiannual, or annual Installments that in total over a 12-month period equal the GAW.
Guaranteed Minimum Death Benefit (also called Death Benefit Option 2) Provides for the return of the greater of Annuity Account Value or the sum of Contributions less the proportionate impact of withdrawals, distributions, and Premium Tax, if any. See “Death Benefit” below for more details.

Income Strategy Assets allocated to the Sub-Account associated with an optional GLWB Rider attached to the Contract.
Initial Installment Date The date of the first Installment under a GLWB, which must be a Business Day.
Installments Periodic payments of the GAW.
Investment Strategy Assets allocated to the Sub-Accounts not associated with an optional GLWB Rider attached to the Contract.
Joint GAW% The GAW% used with any GLWB Rider if there are two Covered Persons. The Joint GAW% is set forth in a Rate Sheet Supplement to this Prospectus. The applicable Rate Sheet Supplement and Joint GAW% are based on the date you signed the application to purchase the Contract. For the Joint GAW% applicable to you, please see the Appendix entitled “Guaranteed Annual Withdrawal Percentages and Credits” at the end of this Prospectus.
Mortality and Expense Risk Charge (M&E Charge) An amount deducted from your Annuity Account Value at the end of each valuation period to compensate Empower for bearing certain mortality and expense risks under the Contract.
Non-Grantor Trust A trust in which the grantor has relinquished control over trust assets and in which trust assets do not form a part of the grantor’s estate. A Non-Grantor Trust must be issued a Tax Identification Number in order to qualify as Owner of the Contract. If a Non-Grantor Trust owns the Contract, the grantor will be the Annuitant unless otherwise indicated in the application.
Owner (Joint Owner) or You The person or persons named in the Contract who is entitled to exercise all rights and privileges under the Contract while the Annuitant is living. The Owner must be age 85 or younger at the time the Contract is issued. Joint Owners must be one another’s Spouse as of the Effective Date and must both be natural persons. The Annuitant will be the Owner unless otherwise indicated in the application. If the Owner intends to hold the Contract as a Qualified Annuity Contract, the Owner must be the Annuitant and a Joint Owner is not permitted. The Owner must be either a natural person, an IRA custodian or trustee, a Grantor Trust, or a Non-Grantor Trust. If the Owner is a Grantor Trust, all references to the life, age, or death of the Owner pertain to the life, age, or death of the Grantor(s). If the Owner is a Non-Grantor Trust, all references to the life, age, or death of the Owner pertain to the life, age, or death of the Annuitant, and where there are Joint Annuitants, shall pertain to the older Joint Annuitant. If there is a change of ownership of the Contract from a Non-Grantor Trust to a natural person, the original Annuitant and/or Joint Annuitant shall continue to determine any benefits under the Contract and GLWB Riders. If the Owner is an IRA custodian or trustee, all references to the life, age, or death of the Owner pertain to the life, age, or death of the Underlying IRA Holder.
Payout Election Date The date chosen for annuity payouts or periodic withdrawals to begin from the Investment Strategy. The Payout Election Date must occur before the Annuitant’s 99th birthday.
Portfolio A registered management investment company, or portfolio or series thereof, in which the assets of the Series Account may be invested. For convenience, the Investment Strategy Portfolios (including the FFF Portfolios) and the Income Strategy Covered Funds may be referred to as Portfolios in this Prospectus.
Qualified Annuity Contract An annuity contract that is intended to qualify under Section 408(b) (IRAs) or Section 408A (Roth IRAs) of the Code. We may issue this Contract as a Qualified Annuity Contract.
Ratchet For purposes of a GLWB Rider, an increase in the Benefit Base if the Covered Fund Value exceeds the current Benefit Base on the Ratchet Date.
Ratchet Date During the GLWB Accumulation Phase, the Ratchet Date is the anniversary of the Owner’s GLWB Rider Election Date and each anniversary thereafter. During the GAW Phase, the Ratchet Date is the Initial Installment Date and each anniversary thereafter. If any anniversary is a non-Business Day, the Ratchet Date will be the following Business Day for that year.
Rate Sheet Supplement Supplements to the Prospectus which we periodically filed with the SEC (prior to ceasing sales of the Contract) that detail and modify certain rates associated with the GLWB Riders. Rate Sheet Supplements will disclose the GAW%s, Joint GAW%s, Accumulation Credits, and Distribution Credits for all GLWB Riders applicable for a specified range of dates. The terms of a Rate Sheet Supplement (including GAW%s, Joint GAW%s, Accumulation Credits, and Distribution Credits) with no specified end date may not be amended unless we provide a minimum of 10 business days prior notice. You may contact the Retirement Resource Operations Center at (877) 723-8723 for a copy of the Rate Sheet Supplement applicable to your Contract. GAW%s, Joint GAW%s, Accumulation Credits, and Distribution Credits reflected in Rate Sheet Supplements may be found in an appendix entitled “Guaranteed Annual Withdrawal Percentages and Credits” at the end of this Prospectus, as well as on the SEC’s website (www.sec.gov) by searching with File Number 333-212091.

Request Any written, telephoned, electronic or computerized instruction in a form satisfactory to Empower that the Retirement Resource Operations Center receives from you, your designee (as specified in a form acceptable to Empower) or the Beneficiary (as applicable) as required by any provision of the Contract. The Request is subject to any action taken or payment made by Empower before it is processed. A written Request will be deemed to include electronic mail transmissions only if: such transmissions include PDF or other facsimile transmissions clearly reproducing the manual signature, and; such transmission is sent to the designated address for the Retirement Resource Operations Center.
Retirement Resource Operations Center  You may write to us at PO Box 1854, Birmingham, Alabama 35201-1854 (Regular Mail) or 2801 Highway 280 South, Birmingham, Alabama 35223 (overnight mail); call us at 877-723-8723; or email us at AnnuityOperations@greatwest.com.
Series Account Variable Annuity-2 Series Account, the segregated asset account established by Empower under New York law and registered with the SEC as a unit investment trust under the Investment Company Act of 1940, as amended (the “1940 Act”). The Series Account is also referred to as the separate account.
Spouse A person recognized as a spouse in the state where the couple was legally married. The term does not include a party to a registered domestic partnership, civil union, or similar formal relationship recognized under state law that is not denominated a marriage under that state’s law.
Sub-Account A division of the Series Account containing the shares of a Portfolio in the Investment Strategy (including the FFF Portfolios), the Income Strategy, or both. There is a Sub-Account for each Portfolio. We may also refer to a Sub-Account as an “investment option” in the Prospectus, SAI, or Series Account financial statements.
Transfer Moving amounts from and among the Sub-Account(s).
Underlying IRA Holder The natural person who is treated under the Code as having a beneficial interest in the assets of a custodial or trusteed IRA account. All Underlying IRA Holders must be natural persons.

UPDATED INFORMATION ABOUT YOUR CONTRACT
The information in this section of the Updating Summary Prospectus is a summary of certain Contract features that have changed since the Prospectus dated May 1, 2024. This may not reflect all of the changes that have occurred since you entered into your Contract.
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The Empower Ariel Mid Cap Value Fund was reorganized into the Empower Mid Cap Value Fund.

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The DWS Capital Growth VIP - Class B and the DWS Global Small Cap VIP - Class B funds were liquidated.

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The Empower Government Money Market Fund was liquidated.

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All of the Dimensional funds changed their name to include Dimensional in the fund name and removed DFA.

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Several Putnam Variable Trust Funds changed a Sub-Adviser from Putnam Investments Limited to Franklin Templeton Investment Management Limited.

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Several Putnam Variable Trust Funds added Franklin Advisers, Inc. as a sub-adviser to the fund. See APPENDIX: INVESTMENT OPTIONS AVAILABLE UNDER THE CONTRACT.

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The Goldman Sachs Multi-Strategy Alternatives Portfolio was liquidated.

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Western Asset Management Company, LLC was removed as the sub-adviser for the Empower U.S. Government Securities Fund.

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Amundi Asset Management US, Inc. was replaced with Victory Capital Management Inc. as the investment adviser for the Empower Large Cap Growth Fund.

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For updated Fund performance and fee information please see APPENDIX: INVESTMENT OPTIONS AVAILABLE UNDER THE CONTRACT.

IMPORTANT INFORMATION YOU SHOULD CONSIDER ABOUT THE CONTRACT
FEES, EXPENSES, AND ADJUSTMENTS
Are There Charges or Deductions for Early Withdrawal?	No. There are no charges for surrenders or partial withdrawals prior to the Annuity Commencement Date.
Are There Transaction Charges?
Yes. Currently no charge, but we reserve the right to charge $25 per transfer in excess of 12 transfers per year.
For additional information about transaction charges, see “FEE TABLE” in the Prospectus.

Are There Ongoing Fees and Expenses?	Yes. The table below describes the fees and expenses that you may pay each year, depending on the options you choose. Please refer to your Contract specifications page for information about the specific fees you will pay each year based on the options you have elected. Fees and expenses in the table do not reflect any Consultant fees paid from Annuity Account Value or other assets of the Owner and if such charges were reflected, the fees and expenses would be higher.
Annual Fee	Maximum	Minimum
Base contract (1)	0.20%	0.20%
Investment options (Portfolio fees and expenses) (2)	0.25%	2.675%
Optional Guaranteed Lifetime Withdrawal Benefit Riders available for an additional charge (for a single optional benefit, if elected) (3)	2.25%	0.90%
Great-West Secure Income Plus GLWB Rider	2.25%	1.30%
Great-West Secure Income Max GLWB Rider	2.25%	1.20%
Great-West Secure Income Foundation GLWB Rider	1.50%	0.90%

(1)
We calculate the Base Contract fee by dividing the total amount we receive from the Mortality and Expense Risk Charge for the last fiscal year by the total average net assets attributable to the Contracts for that year.

(2)
As a percentage of Portfolio Assets. These expenses include the Fund Facilitation Fees charged for FFF Portfolios. See “Fund Faciliation Fee” for more information.

(3)
Charges are assessed quarterly, as a percentage of the current Benefit Base.

Because your Contract is customizable, the choices you make affect how much you will pay. To help you understand that cost of owning your Contract, the following table shows the lowest and highest cost you could pay each year, based on current charges. This estimate assumes that you do not take withdrawals from the Contract.
Lowest Annual Cost: $450	Highest Annual Cost: $4,685
Assumes:	Assumes:

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Investment of  $100,000

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5% annual appreciation of the Annuity Account Value

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Least expensive combination of Portfolio fees and expenses

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No optional GLWB Rider

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No sales charges

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No additional purchase payments, transfers or withdrawals

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No Consultant fees

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Investment of  $100,000

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5% annual appreciation of the Annuity Account Value

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Most expensive combination of GLWB Rider fee, and Covered Funds or Portfolio fees and expenses

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No sales charges

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No additional Purchase Payments, transfers, or withdrawals

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No Consultant fees

RISKS
Is There a Risk of Loss from Poor Performance?
Yes. You can lose money by investing in this Contract, including loss of principal.
For additional information about the risk of loss, see “PRINCIPAL RISKS OF INVESTING IN THE CONTRACT” in the Prospectus.

Is this a Short-Term Investment?
No. This Contract is a long-term investment and is typically most useful as part of a personal retirement plan. It is not suitable as a vehicle for short-term savings and is not appropriate for an investor who needs ready access to cash. If you elect to have Consultant fees paid out of your Annuity Account Value, this deduction will reduce your Death Benefit and other guaranteed benefits. Early withdrawals may be subject to federal and state income taxes and a 10% federal additional tax if you are younger than 59½.
For additional information about the investment profile of the Contract, see “PRINCIPAL RISKS OF INVESTING IN THE CONTRACT,” “DEDUCTIONS TO PAY CONSULTANT FEES” and “OVERVIEW OF THE VARIABLE ANNUITY CONTRACT” in the Prospectus.

What Are the Risks Associated with Investment Options?
An investment in the Contract is subject to the risk of poor investment performance and can vary depending on the investment performance of the Portfolios corresponding to the Sub-Accounts you select.
Each Portfolio has its own unique risks.
You should review the prospectuses for the Portfolios before making an investment decision.
For additional information about the risks associated with Investment Options, see “PRINCIPAL RISKS OF INVESTING IN THE CONTRACT,” “THE PORTFOLIOS” and “WHERE TO FIND MORE INFORMATION ABOUT THE PORTFOLIOS” in the Prospectus.

What Are the Risks Related to the Insurance Company?
An investment in the Contract is subject to the risks related to Empower, including that any obligations, guarantees, and benefits of the Contract are subject to the claims-paying ability of Empower. More information about Empower, including its financial strength ratings, is available upon request from Empower by contacting the Retirement Resource Operations Center at (800) 838-0650.
For additional information about Company risks, see “PRINCIPAL RISKS OF INVESTING IN THE CONTRACT” and “EMPOWER LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK” in the Prospectus.

RESTRICTIONS
Are There Restrictions on the Investment Options?
Yes. Currently, there is no charge when you transfer Annuity Account Value among the Sub-Accounts. However, we reserve the right to charge $25 for each transfer in the future.
If you transfer any amount from a Covered Fund to an investment option that is not a Covered Fund, you will be unable to make any transfers into a Covered Fund for at least 90 calendar days.
In addition, we reserve the right to reject or restrict transfers if we determine that the transfers reflect excessive frequent trading or a market timing strategy, or we are required to reject or restrict a transfer by the applicable Portfolio.
Empower also reserves the right to discontinue or substitute any Portfolio as an investment option that is available under the Contract.
For additional information about Investments, see “ADDITION, DELETION, OR SUBSTITUTION OF SUB-ACCOUNTS”,”GUARANTEED LIFETIME WITHDRAWAL BENEFIT”,”TRANSFERS”, and “MARKET TIMING AND EXCESSIVE TRADING” in the Prospectus.

Are There any Restrictions on Contract Benefits?
Yes. Excess Withdrawals will reduce your Covered Fund Value and may reduce the value of your Benefit Base by an amount greater than the value withdrawn or result in termination of the Guaranteed Lifetime Withdrawal Benefit (“GLWB”). If you elect to have Consultant fees paid out of your Annuity Account Value, this deduction will reduce your Death Benefit and other guaranteed benefits. If deductions of Consultant fees from Covered Fund(s) in the Income Segment exceed 1.5% of Covered Fund Value annually, the amount in excess of the 1.5% annual limit is considered an Excess Withdrawal, and may reduce or terminate your benefits under the GLWB Rider.
The GLWB Rider requires you to allocate Annuity Account Value to the Covered Funds available under the Income Segment. The number and type of Covered Funds are limited. If you fail to satisfy these investment requirements, we may terminate the benefit. In addition, if you transfer any amount from a Covered Fund to an investment option that is not a Covered Fund, you will be unable to make any transfers into a Covered Fund for at least 90 calendar days.
If you annuitize your Contract before Installments under the GLWB Rider have begun, the entire Annuity Account Value will be annuitized and any benefit under the Rider will terminate.
Empower reserves the right to refuse to accept additional GLWB Rider Contributions to the Covered Fund(s).
The Benefit Base may not exceed $5 million.
For additional information about the optional benefits, see “GUARANTEED LIFETIME WITHDRAWAL BENEFIT” and “DEDUCTIONS TO PAY CONSULTANT FEES” in the Prospectus.

TAXES
What Are the Contract’s Tax Implications?
You should consult with a tax professional to determine the tax implications of an investment in, payments received under, and other transactions in connection with the Contract.
If you purchase the Contract through a tax-qualified plan or individual retirement arrangement (IRA), you do not get any additional tax deferral. Generally, all earnings on the investments underlying the Contract are tax-deferred until distributed or deemed distributed. A distribution from a non-Qualified Contract, which includes a surrender, withdrawal, payment of a death benefit, or annuity income payments, will generally result in taxable income if there has been an increase in the Contract Value. In the case of a Qualified Contract, a distribution generally will result in taxable income even if there has not been an increase in the Contract Value. In certain circumstances, a 10% additional tax may also apply if the Owner takes a withdrawal before age 59½. All amounts includable in income with respect to the Contract are taxed as ordinary income; no amounts are taxed at the special lower rates applicable to long term capital gains and corporate dividends. If you elect to have Consultant Fees paid out of your Contract Value, this deduction may be subject to federal and state income taxes and a 10% federal additional tax if you are younger than age 59 1/2.
For additional information about tax implications, see “DEDUCTIONS TO PAY CONSULTANT FEES” “TAX CONSEQUENCES OF WITHDRAWALS,” and “TAXATION OF ANNUITIES IN GENERAL” in the Prospectus.

CONFLICTS OF INTEREST
How Are Investment Professional Compensated?
Some investment professionals have received compensation for promoting and selling this Contract to you in the form of marketing allowances, promotional incentives, cash, and other compensation. Some investment professionals continue to receive Consultant fees based on Annuity Account Value under the Contract. These investment professionals may have a financial incentive to continue to recommend investment in the Contract over another investment.
For additional information about compensation, see “DISTRIBUTION OF THE CONTRACTS” in the Prospectus.

Should I Exchange My Contract?	Some investment professionals may have a financial incentive to offer you a new contract in place of the one you own. You should only exchange your current Contract if you determine, after comparing the features, fees, and risks of both contracts, that it is better for you to purchase the new contract rather than continue to own your existing Contract.

APPENDIX: INVESTMENT OPTIONS AVAILABLE UNDER THE CONTRACT
The following is a list of Portfolios available under the Contract. More information about the Portfolios is available in the prospectuses for the Portfolios, which may be amended from time to time and can be found online at www.protective.com/eprospectus. You can also request this information at no cost by calling 855-920-9713 or by sending an email request to prospectus@protective.com. Depending on the optional benefits you choose, you may not be able to invest in certain Portfolios.
The current expenses and performance information below reflects fee and expenses of the Portfolios, but do not reflect the other fees and expenses that your Contract may charge. Expenses would be higher and performance would be lower if these other charges were included. Each Portfolio’s past performance is not necessarily an indication of future performance.
Asset Allocation Type	Portfolio Company - Investment Adviser; Sub-Adviser(s), as applicable	Current Expenses	Fund Facilitation Fee for FFF Portfolios	Current Expenses + Fund Facilitation Fee	Average Annual Total Returns (as of 12/31/2024)
					1 Year	5 Year	10 Year
Investment Strategy Portfolios
Sector Equity	ALPS/Alerian Energy Infrastructure Portfolio ‑ Class III (1)	1.30%	—	—	40.60%	14.15%	5.07%
International Equity	ALPS/Global Opportunity Portfolio - Class III (1)	2.38%	—	—	18.01%	7.91%	9.07%
International Equity	American Funds Insurance Series® Capital World Growth and Income Fund® - Class 4 (1)	0.92%	—	—	13.70%	7.04%	8.17%
U.S. Equity	American Funds Insurance Series® Growth Fund - Class 4	0.84%	—	—	31.29%	18.53%	16.29%
U.S. Equity	American Funds Insurance Series® Growth-Income Fund - Class 4	0.78%	—	—	23.93%	12.73%	11.93%
International Equity	American Funds Insurance Series® International Fund ‑ Class 4	1.03%	—	—	2.93%	0.97%	3.75%
International Equity	American Funds Insurance Series® New World Fund® ‑ Class 4 (1)	1.07%	—	—	6.33%	4.29%	5.96%
U.S. Equity	American Funds Insurance Series® Washington Mutual Investors Fund℠ - Class 4 (1)	0.75%	—	—	18.85%	11.92%	9.99%
Allocation	BlackRock 60/40 Target Allocation ETF V.I. Fund - Class III (1)	0.57%	—	—	11.36%	6.86%	6.48%
Allocation	BlackRock Global Allocation V.I. Fund - Class III - BlackRock (Singapore) Limited; BlackRock International Limited(1)	1.02%	—	—	8.93%	5.72%	5.32%
Taxable Bond	BlackRock High Yield V.I. Fund - Class III - BlackRock International Limited (1)	0.78%	—	—	7.85%	4.17%	4.74%
U.S. Equity	ClearBridge Variable Large Cap Growth Portfolio - Class II - ClearBridge Investments, LLC	0.99%	—	—	27.56%	14.46%	—
U.S. Equity	ClearBridge Variable Mid Cap Portfolio - Class II - ClearBridge Investments, LLC	1.06%	—	—	9.73%	6.35%	7.02%
U.S. Equity	ClearBridge Variable Small Cap Growth Portfolio - Class II - ClearBridge Investments, LLC	1.05%	—	—	4.23%	5.13%	7.66%
Taxable Bond	Columbia Variable Portfolio - Strategic Income Fund - Class 2 (1)	0.94%	—	—	4.51%	1.82%	3.10%
U.S. Equity	Dimensional VA Equity Allocation Portfolio ‑ Institutional Class ‑ Dimensional Fund Advisors Ltd; DFA Australia Limited(1)(2)(formerly, DFA VA Equity Allocation Portfolio ‑ Institutional Class)	0.31%	0.35%	0.66%	15.10%	10.74%	—
Taxable Bond	Dimensional VA Global Bond Portfolio - Institutional Class - Dimensional Fund Advisors Ltd; DFA Australia Limited(2)(formerly, DFA VA Global Bond Portfolio - Institutional Class)	0.21%	0.35%	0.56%	5.38%	0.81%	1.53%
Allocation	Dimensional VA Global Moderate Allocation Portfolio - Institutional Class(1)(2)(formerly, DFA VA Global Moderate Allocation Portfolio - Institutional Class)	0.28%	0.35%	0.63%	11.99%	7.77%	6.95%

Asset Allocation Type	Portfolio Company - Investment Adviser; Sub-Adviser(s), as applicable	Current Expenses	Fund Facilitation Fee for FFF Portfolios	Current Expenses + Fund Facilitation Fee	Average Annual Total Returns (as of 12/31/2024)
					1 Year	5 Year	10 Year
International Equity	Dimensional VA International Small Portfolio - Institutional Class - Dimensional Fund Advisors Ltd; DFA Australia Limited(2)(formerly, DFA VA International Small Portfolio - Institutional Class)	0.39%	0.35%	0.74%	3.82%	4.11%	5.91%
International Equity	Dimensional VA International Value Portfolio - Institutional Class - Dimensional Fund Advisors Ltd; DFA Australia Limited(2)(formerly, DFA VA International Value Portfolio - Institutional Class)	0.28%	0.35%	0.63%	6.62%	7.08%	5.62%
Taxable Bond	Dimensional VA Short-Term Fixed Portfolio - Institutional Class - Dimensional Fund Advisors Ltd; DFA Australia Limited(2)(formerly, DFA VA Short-Term Fixed Portfolio - Institutional Class)	0.12%	0.35%	0.47%	5.48%	1.91%	1.57%
U.S. Equity	Dimensional VA U.S. Large Value Portfolio - Institutional Class (2)(formerly, DFA VA U.S. Large Value Portfolio - Institutional Class)	0.21%	0.35%	0.56%	13.38%	8.43%	8.52%
U.S. Equity	Dimensional VA U.S. Targeted Value Portfolio - Institutional Class (2)(formerly, DFA VA U.S. Targeted Value Portfolio - Institutional Class)	0.28%	0.35%	0.63%	8.14%	12.55%	9.46%
Taxable Bond	Eaton Vance VT Floating-Rate Income Fund - Initial Class	1.19%	—	—	7.68%	4.24%	3.92%
Allocation	Empower Aggressive Profile Fund - Investor Class	1.13%	—	—	11.94%	8.25%	8.37%
Taxable Bond	Empower Bond Index Fund - Investor Class - Franklin Advisers, Inc. and Franklin Advisory Services, LLC	0.49%	—	—	0.82%	-0.89%	0.81%
Taxable Bond	Empower Core Bond Fund - Investor Class (1)	0.70%	—	—	1.53%	-0.44%	1.27%
International Equity	Empower Emerging Markets Equity Fund - Investor Class - Goldman Sachs Asset Management, L.P.; Lazard Asset Management LLC(1)	1.26%	—	—	9.85%	1.35%	—
Taxable Bond	Empower Global Bond Fund - Investor Class (1)	1.00%	—	—	-0.87%	-2.60%	-0.89%
Taxable Bond	Empower High Yield Bond Fund - Investor Class - Putnam Investment Management, LLC (1)	0.98%	—	—	7.64%	3.92%	4.57%
Taxable Bond	Empower Inflation-Protected Securities Fund - Investor Class - Goldman Sachs Asset Management, L.P. (1)	1.32%	—	—	2.80%	2.02%	—
International Equity	Empower International Growth Fund - Investor Class - J.P. Morgan Investment Management, Inc.; Franklin Templeton Institutional, LLC(1)	1.20%	—	—	4.05%	2.83%	4.93%
International Equity	Empower International Index Fund - Investor Class - Irish Life Inv Managers Ltd	0.61%	—	—	2.92%	4.19%	4.76%
International Equity	Empower International Value Fund - Investor Class - LSV Asset Management; Massachusetts Financial Services Company	1.07%	—	—	5.46%	5.13%	6.35%
U.S. Equity	Empower Large Cap Growth Fund - Investor Class - Victory Capital Management, Inc.; JPMorgan Investment Management Inc.(1)	0.98%	—	—	25.44%	17.09%	15.41%
U.S. Equity	Empower Large Cap Value Fund - Investor Class - T. Rowe Price Associates, Inc.; Putnam Investment Management, LLC(1)	0.96%	—	—	15.38%	10.30%	9.16%
Allocation	Empower Lifetime 2015 Fund - Investor Class (1)	0.76%	—	—	6.43%	4.40%	4.87%
Allocation	Empower Lifetime 2020 Fund - Investor Class (1)	0.78%	—	—	6.95%	4.65%	—
Allocation	Empower Lifetime 2025 Fund - Investor Class(1)	0.81%	—	—	7.33%	5.06%	5.65%
Allocation	Empower Lifetime 2030 Fund - Investor Class (1)	0.84%	—	—	8.06%	5.57%	—
Allocation	Empower Lifetime 2035 Fund - Investor Class (1)	0.86%	—	—	9.19%	6.26%	6.83%
Allocation	Empower Lifetime 2040 Fund - Investor Class (1)	0.88%	—	—	10.19%	6.89%	—
Allocation	Empower Lifetime 2045 Fund - Investor Class	0.90%	—	—	10.82%	7.29%	7.59%
Allocation	Empower Lifetime 2050 Fund - Investor Class	0.91%	—	—	11.14%	7.42%	—
Allocation	Empower Lifetime 2055 Fund - Investor Class	0.91%	—	—	11.10%	7.35%	7.57%

Asset Allocation Type	Portfolio Company - Investment Adviser; Sub-Adviser(s), as applicable	Current Expenses	Fund Facilitation Fee for FFF Portfolios	Current Expenses + Fund Facilitation Fee	Average Annual Total Returns (as of 12/31/2024)
					1 Year	5 Year	10 Year
U.S. Equity	Empower Mid Cap Value Fund - Investor Class - Goldman Sachs Asset Management, L.P. (1)	1.05%	—	—	15.68%	8.80%	8.09%
Allocation	Empower Moderately Aggressive Profile Fund - Investor Class (1)	0.99%	—	—	9.34%	6.63%	6.74%
Taxable Bond	Empower Multi-Sector Bond Fund - Investor Class (1)	0.90%	—	—	5.14%	2.03%	2.85%
Sector Equity	Empower Real Estate Index Fund - Investor Class - Irish Life Inv Managers Ltd (1)	0.65%	—	—	7.54%	2.73%	4.19%
U.S. Equity	Empower S&P 500® Index Fund - Investor Class - Irish Life Inv Managers Ltd	0.49%	—	—	24.33%	13.94%	12.50%
U.S. Equity	Empower S&P Mid Cap 400® Index Fund - Investor Class - Irish Life Inv Managers Ltd	0.54%	—	—	13.27%	9.72%	9.06%
U.S. Equity	Empower S&P SmallCap 600® Index Fund - Investor Class - Irish Life Inv Managers Ltd (1)	0.56%	—	—	7.94%	7.77%	8.37%
Taxable Bond	Empower Short Duration Bond Fund - Investor Class (1) - Putnam Investment Management, LLC	0.59%	—	—	4.24%	1.98%	2.01%
U.S. Equity	Empower Small Cap Growth Fund - Investor Class (1)	1.19%	—	—	10.49%	8.26%	—
U.S. Equity	Empower Small Cap Value Fund - Investor Class (1)	1.09%	—	—	8.21%	9.11%	7.97%
U.S. Equity	Empower T. Rowe Price Mid Cap Growth Fund - Investor Class - T. Rowe Price Associates, Inc.	1.02%	—	—	9.05%	7.55%	10.01%
Taxable Bond	Empower U.S. Government Securities Fund - Investor Class (1)	0.59%	—	—	0.76%	-0.84%	0.64%
Taxable Bond	Federated Hermes High Income Bond Fund II - Service Class (1)	1.08%	—	—	5.85%	2.92%	4.22%
Allocation	Fidelity® VIP Balanced Portfolio - Service Class 2 - FMR Investment Management (U.K.) Limited; Fidelity Management & Research (Japan) Limited; Fidelity Management & Research (HK) Ltd	0.67%	—	—	15.58%	10.57%	9.35%
Money Market	Fidelity® VIP Government Money Market Portfolio - Initial Class - FMR Investment Management (U.K.) Limited; Fidelity Management & Research (Japan) Limited; Fidelity Management & Research (HK) Ltd	0.25%	—	—	5.10%	2.33%	1.62%
International Equity	Fidelity® VIP International Capital Appreciation Portfolio - Service Class 2 - FMR Investment Management (U.K.) Limited; Fidelity Management & Research (Japan) Limited; FIL Investment Advisors; FIL Investment Advisors (UK) Ltd; Fidelity Management & Research (HK) Ltd	1.03%	—	—	7.92%	6.61%	8.01%
Allocation	First Trust/Dow Jones Dividend & Income Allocation Portfolio - Class I	1.18%	—	—	6.01%	4.48%	6.14%
Allocation	Franklin Income VIP Fund - Class 4 - Franklin Advisers, Inc.(1)	0.82%	—	—	7.08%	5.17%	5.16%
U.S. Equity	Goldman Sachs VIT U.S. Equity Insights Fund - Service Class (1)	0.77%	—	—	27.92%	13.91%	11.82%
International Equity	Invesco® Oppenheimer V.I. International Growth Fund ‑ Series II (1)(3)	1.25%	—	—	-1.81%	2.83%	4.15%
Taxable Bond	Invesco® V.I. Core Plus Bond Fund - Series II (1)	0.87%	—	—	2.72%	0.08%	1.98%
International Equity	Invesco® V.I. EQV International Equity Fund - Series II	1.15%	—	—	0.34%	2.97%	4.10%
Sector Equity	Invesco® V.I. Global Real Estate Fund - Series II - Invesco Asset Management Limited	1.27%	—	—	-2.11%	-2.64%	1.26%
U.S. Equity	Invesco® V.I. Growth and Income Fund - Series II	1.00%	—	—	15.72%	9.81%	8.53%
U.S. Equity	Invesco® V.I. Main Street Small Cap Fund® - Series II	1.11%	—	—	12.41%	10.21%	8.73%
U.S. Equity	Invesco® V.I. Small Cap Equity Fund - Series II	1.20%	—	—	17.85%	10.60%	7.82%
Allocation	Janus Henderson Balanced Portfolio - Service Shares	0.87%	—	—	15.15%	8.06%	8.40%
U.S. Equity	Janus Henderson Enterprise Portfolio - Service Shares	0.97%	—	—	15.32%	9.61%	12.12%

Asset Allocation Type	Portfolio Company - Investment Adviser; Sub-Adviser(s), as applicable	Current Expenses	Fund Facilitation Fee for FFF Portfolios	Current Expenses + Fund Facilitation Fee	Average Annual Total Returns (as of 12/31/2024)
					1 Year	5 Year	10 Year
Taxable Bond	Janus Henderson Flexible Bond Portfolio - Service Shares (1)	0.82%	—	—	1.63%	0.09%	1.35%
U.S. Equity	Lord Abbett Series Fund - Developing Growth Portfolio - Class VC (1)	1.04%	—	—	22.18%	7.27%	8.59%
Taxable Bond	LVIP American Century Inflation Protection Fund - Service Class (1) (formerly, American Century Investments® VP Inflation Protection Fund - Class II)	0.72%	—	—	1.54%	1.22%	1.73%
U.S. Equity	LVIP American Century Mid Cap Value Fund - Service Class (1) (formerly, American Century Investments® VP Mid Cap Value Fund - Class II)	1.01%	—	—	8.52%	7.13%	7.87%
U.S. Equity	LVIP American Century Value Fund - Service Class (1) (formerly, American Century Investments® VP Value Fund - Class II)	0.86%	—	—	9.29%	8.41%	8.01%
U.S. Equity	LVIP JPMorgan Small Cap Core Fund - Service Class	1.00%	—	—	11.44%	6.77%	7.02%
Sector Equity	LVIP Macquarie U.S. REIT Fund -Service Class - Delaware Investments Fund Advisers (1) (formerly, LVIP Delaware U.S. REIT Fund -Service Class)	1.13%	—	—	7.55%	2.75%	4.02%
International Equity	Macquarie VIP Emerging Markets Series - Service Class - Macquarie Funds Management HK Ltd.; Macquarie Investment Management Global Limited (1) (formerly, Delaware VIP® Emerging Markets Series - Service Class)	1.46%	—	—	4.77%	0.72%	3.75%
Sector Equity	Macquarie VIP Energy Series - Service Class (1)(formerly, Delaware Ivy VIP Energy Portfolio - Class II)	1.11%	—	—	-5.60%	5.79%	-1.89%
International Equity	Macquarie VIP International Core Equity Series - Service Class (1)(formerly, Delaware Ivy VIP International Core Equity Portfolio - Class II)	1.11%	—	—	3.79%	4.71%	4.24%
U.S. Equity	Macquarie VIP Small Cap Value Series - Service Class - Macquarie Funds Management HK Ltd.; Macquarie Investment Management Global Limited (formerly, Delaware VIP® Small Cap Value Series - Service Class)	1.04%	—	—	11.02%	6.83%	7.30%
U.S. Equity	MFS® VIT II Blended Research® Core Equity Portfolio ‑ Service Class (1)	0.69%	—	—	25.18%	14.86%	12.04%
International Equity	MFS® VIT II International Growth Portfolio - Service Class (1)	1.13%	—	—	8.76%	5.84%	7.56%
Sector Equity	MFS® VIT II Technology Portfolio - Service Class (1)	1.11%	—	—	36.45%	17.46%	17.75%
U.S. Equity	MFS® VIT III Blended Research® Small Cap Equity Portfolio - Service Class (1)	0.82%	—	—	4.65%	5.94%	7.75%
U.S. Equity	Neuberger Berman AMT Sustainable Equity Portfolio ‑ Class S(1)	1.15%	—	—	25.52%	13.68%	11.18%
Commodities	PIMCO VIT CommodityRealReturn® Strategy Portfolio - Advisor Class(1)	2.38%	—	—	3.97%	6.98%	1.55%
Taxable Bond	PIMCO VIT Long-Term U.S. Government Portfolio - Advisor Class	2.675%	—	—	-6.10%	-5.02%	-0.82%
Taxable Bond	PIMCO VIT Low Duration Portfolio - Advisor Class	0.77%	—	—	4.39%	0.98%	1.18%
Taxable Bond	PIMCO VIT Real Return Portfolio - Advisor Class	1.17%	—	—	2.03%	1.83%	2.05%
Taxable Bond	PIMCO VIT Short-Term Portfolio - Advisor Class	0.72%	—	—	5.95%	2.66%	2.29%
Taxable Bond	PIMCO VIT Total Return Portfolio - Advisor Class	0.89%	—	—	2.43%	-0.13%	1.43%
U.S. Equity	Putnam VT Core Equity Fund - Class IB - Franklin Templeton Investment Management Limited; Franklin Advisers, Inc.	0.93%	—	—	26.96%	16.06%	13.17%

Asset Allocation Type	Portfolio Company - Investment Adviser; Sub-Adviser(s), as applicable	Current Expenses	Fund Facilitation Fee for FFF Portfolios	Current Expenses + Fund Facilitation Fee	Average Annual Total Returns (as of 12/31/2024)
					1 Year	5 Year	10 Year
International Equity	Putnam VT Emerging Markets Equity Fund ‑ Class IB ‑ The Putnam Advisory Company, LLC; Franklin Templeton Investment Management Limited; Franklin Advisers, Inc.(1)	1.36%	—	—	15.77%	2.77%	4.03%
International Equity	Putnam VT Focused International Equity Fund ‑ Class IB ‑ The Putnam Advisory Company, LLC; Franklin Templeton Investment Management Limited; Franklin Advisers, Inc.(1)	1.05%	—	—	3.30%	4.54%	5.85%
Allocation	Putnam VT Global Asset Allocation Fund - Class IB - The Putnam Advisory Company, LLC; Franklin Templeton Investment Management Limited(1)	1.11%	—	—	16.36%	8.00%	7.00%
Taxable Bond	Putnam VT Income Fund - Class IB - Franklin Templeton Investment Management Limited	0.85%	—	—	2.32%	-1.41%	1.03%
International Equity	Putnam VT International Equity Fund - Class IB - The Putnam Advisory Company, LLC; Franklin Templeton Investment Management Limited; Franklin Advisers, Inc.	1.08%	—	—	2.97%	4.88%	4.73%
International Equity	Putnam VT International Value Fund - Class IB - The Putnam Advisory Company, LLC; Franklin Templeton Investment Management Limited; Franklin Advisers, Inc.	1.07%	—	—	5.21%	6.81%	5.46%
U.S. Equity	Putnam VT Large Cap Growth Fund - Class IB - Franklin Templeton Investment Management Limited; Franklin Advisers, Inc.	0.89%	—	—	33.41%	17.91%	16.21%
U.S. Equity	Putnam VT Large Cap Value Fund - Class IB - Franklin Templeton Investment Management Limited; Franklin Advisers, Inc.	0.80%	—	—	19.14%	12.45%	10.88%
Taxable Bond	Putnam VT Mortgage Securities Fund - Class IB - Franklin Templeton Investment Management Limited (1)	0.75%	—	—	4.76%	-1.24%	0.67%
U.S. Equity	Putnam VT Research Fund - Class IB - The Putnam Advisory Company, LLC; Franklin Templeton Investment Management Limited; Franklin Advisers, Inc.	0.95%	—	—	26.28%	14.91%	13.02%
U.S. Equity	Putnam VT Small Cap Growth Fund - Class IB - Franklin Templeton Investment Management Limited; Franklin Advisers, Inc.(1)	1.13%	—	—	23.33%	12.97%	9.64%
U.S. Equity	Putnam VT Small Cap Value Fund - Class IB - Franklin Templeton Investment Management Limited; Franklin Advisers, Inc.	1.02%	—	—	6.20%	10.71%	8.10%
U.S. Equity	T. Rowe Price® Blue Chip Growth Portfolio-II Class	0.99%	—	—	35.17%	14.18%	14.48%
Sector Equity	T. Rowe Price® Health Sciences Portfolio-II Class	1.10%	—	—	1.42%	5.81%	8.20%
Sector Equity	VanEck® VIP Global Resources Fund - Class S	1.30%	—	—	-3.09%	7.28%	0.57%
Income Strategy Covered Funds (for Contracts with a Guaranteed Lifetime Withdrawal Benefit Rider)
Allocation	Empower Conservative Profile Fund - Class L(1)	1.01%	—	—	4.80%	3.10%	3.45%
Allocation	Empower Conservative Profile Fund - Investor Class(1)(3)	0.76%	—	—	5.09%	3.35%	3.71%
Allocation	Empower Moderate Profile Fund - Class L(1)	1.15%	—	—	7.62%	5.51%	5.62%
Allocation	Empower Moderate Profile Fund - Investor Class(1)(3)	0.90%	—	—	7.95%	5.78%	5.89%
Allocation	Empower Moderately Conservative Profile Fund - Class L(1)	1.06%	—	—	6.28%	4.26%	4.52%
Allocation	Empower Moderately Conservative Profile Fund - Investor Class(1)(3)	0.81%	—	—	6.45%	4.52%	4.78%

Asset Allocation Type	Portfolio Company - Investment Adviser; Sub-Adviser(s), as applicable	Current Expenses	Fund Facilitation Fee for FFF Portfolios	Current Expenses + Fund Facilitation Fee	Average Annual Total Returns (as of 12/31/2024)
					1 Year	5 Year	10 Year
Allocation	Empower SecureFoundation® Balanced Fund ‑ Class L(1)	0.83%	—	—	7.89%	5.48%	5.77%

(1)
These Portfolios and their investment advisers have entered into contractual fee waivers or expense reimbursement arrangements. These temporary fee reductions are reflected in their annual expenses. Those contractual arrangements are designed to reduce total annual Portfolio operating expenses for Owners and will continue past the current year.

(2)
Investment Strategy Portfolios that may only be accessed with additional payment of a Fund Facilitation Fee.

(3)
These Sub-Accounts investing in this Portfolio are closed to new Contributions and incoming Transfers.

There is no assurance that the stated objectives and policies of any of the Funds will be achieved. More detailed information concerning the investment objectives, policies and restrictions of the Funds, the expenses of the Funds, the risks attendant to investing in the Funds and other aspects of their operations can be found in the current prospectuses for the Funds and the current Statement of Additional Information for each of the Funds. You may obtain a prospectus or a Statement of Additional Information for any of the Funds by contacting the Company or by asking your financial adviser. You should read the Funds’ prospectuses carefully before making any decision concerning the allocation of Purchase Payments or transfers among the Sub-Accounts.

This Updating Summary Prospectus incorporates by reference the Great-West Smart Track® Advisor Variable Annuity Contract’s Prospectus and Statement of Additional Information (SAI), both dated May 1, 2025, as amended or supplemented. The SAI may be obtained, free of charge, in the same manner as the Prospectus.
EDGAR Contract Identifier: C000173056